EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the Stock Incentive Plan of 2006, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: May 1, 2006	/s/ J. Daniel Bernson
J. Daniel Bernson

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the Stock Incentive Plan of 2006, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: April 28, 2006	/s/ Nancy Bowman
Nancy Bowman

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the Stock Incentive Plan of 2006, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: April 28, 2006	/s/ James A. Currie
James A. Currie

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the Stock Incentive Plan of 2006, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: April 28, 2006	/s/ Thomas T. Huff
Thomas T. Huff

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the Stock Incentive Plan of 2006, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: April 28, 2006	/s/ Michael T. Laethem
Michael T. Laethem

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the Stock Incentive Plan of 2006, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: April 27, 2006	/s/ Geoffery E. Merszei
Geoffery E. Merszei

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the Stock Incentive Plan of 2006, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: April 28, 2006	/s/ Terence F. Moore
Terence F. Moore

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the Stock Incentive Plan of 2006, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: April 28, 2006	/s/ Aloysius J. Oliver
Aloysius J. Oliver

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the Stock Incentive Plan of 2006, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: April 28, 2006	/s/ Calvin D. Prins
Calvin D. Prins

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the Stock Incentive Plan of 2006, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: May 4, 2006	/s/ Larry D. Stauffer
Larry D. Stauffer

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint DAVID R. RAMAKER and LORI A. GWIZDALA, or either of them, his or her attorneys or attorney to execute in his or her name a Registration Statement of Chemical Financial Corporation on Form S-8 for the Stock Incentive Plan of 2006, and any amendments to the Form S-8, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: April 28, 2006	/s/ William S. Stavropoulos
William S. Stavropoulos